UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 8, 2013

ION Geophysical Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2105 CityWest Blvd

Suite 400

Houston, Texas 77042-2839

 (Address of principal executive offices, including Zip Code)

(281) 933-3339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2013, ION Geophysical Corporation (the “Company”) completed the issuance and sale of $175 million aggregate principal amount of its 8.125% Senior Secured Second Priority Notes due 2018 (the “Notes”) in a private offering.  The Notes are initially jointly and severally guaranteed on a senior secured basis by each of the Company’s current material domestic subsidiaries, GX Technology Corporation, ION Exploration Production (U.S.A.), Inc. and I/O Marine Systems, Inc. (the “Guarantors”).  The Notes and the guarantees will be secured, subject to certain exceptions and permitted liens, by second-priority liens on substantially all of the assets that secure the Company’s senior secured credit facility with China Merchants Bank Co., Ltd., New York Branch (“CMB”) as administrative agent and lender.  The Company intends to use the net proceeds from the offering to repay outstanding indebtedness under its senior secured credit facility with CMB and for general corporate purposes, including for potential additional capital contributions to its GeoRXT B.V. seabed seismic joint venture.  The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Purchase Agreement

On May 8, 2013, the Company and the Guarantors entered into a purchase agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein (the “Initial Purchasers”) under which the Company agreed to sell the Notes to the Initial Purchasers, in accordance with exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act, and Rule 144A and Regulation S under the Securities Act.  A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.  The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.

Intercreditor Agreement

The Company and the Guarantors acknowledged and agreed to a second lien intercreditor agreement dated as of May 13, 2013 (the “Intercreditor Agreement”) by and among CMB, as administrative agent, first lien representative for the first lien secured parties and collateral agent for the first lien secured parties, Wilmington Trust Company, National Association, as trustee and second lien representative for the second lien secured parties, and U.S. Bank National Association, as collateral agent for the second lien secured parties.   The Intercreditor Agreement provides, among other things, that the liens on the collateral securing the Notes and related obligations will be junior and subordinate in all respects to the liens on the collateral securing the Company’s senior secured credit facility and related obligations. A copy of the Intercreditor Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Indenture

The Notes were issued pursuant to the Indenture, dated as of May 13, 2013, among the Company, the Guarantors, Wilmington Trust Company, National Association, as trustee, and U.S. Bank National Association, as collateral agent.  A copy of the Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes are senior secured second-priority debt obligations of the Company and will mature on May 15, 2018.  Interest on the Notes will accrue at the rate of 8.125% per annum and will be payable semiannually in arrears on May 15 and November 15, commencing on November 15, 2013.  Each of the Guarantors has guaranteed the obligations of the Company under the Notes.  The Notes may be guaranteed by additional subsidiaries in the future under certain circumstances.  The guarantees are senior secured second-priority obligations of the Guarantors.

The Notes:

•                  will be general obligations of the Company;

•                  will be secured on a second-priority basis, equally and ratably with all obligations of the Company under any future debt ranking pari passu with the indebtedness under the Notes, by liens on all of the assets of the Company other than certain excluded assets, subject to the liens and security interests securing the Company’s obligations under its senior secured credit facility and any other indebtedness and security interests that would rank prior to the indebtedness and liens under the Notes;

•                  will be effectively junior, to the extent of the value of the collateral, to the Company’s obligations under its senior secured credit facility and any other indebtedness secured on a first-priority basis by the same assets of the Company that secure the Notes;

•                  will be effectively junior to any first-priority security interests to the extent of the value of the assets of the Company subject to those first-priority security interests;

•                  will be pari passu in right of payment with all other unsecured senior indebtedness of the Company, including indebtedness under its senior secured credit facility;

•                  will be senior in right of payment to any future subordinated indebtedness of the Company, if any;

•                  will be unconditionally guaranteed by the Guarantors; and

•                  will be structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Company that are not guaranteeing the notes.

Each guarantee of the notes:

•                  will be general obligations of each Guarantor;

•                  will be secured on a second-priority basis, equally and ratably with all obligations of that Guarantor under any other future debt ranking pari passu with the obligations under the guarantees, by security interests on all of the assets of that Guarantor other than certain excluded assets as permitted under the Indenture, subject to the security interests securing that Guarantor’s guarantee of its obligations under the senior secured credit facility and any other any other indebtedness and security interests that would rank prior to the indebtedness and liens under the guarantees;

•                  will be effectively junior, to the extent of the value of the collateral, to the Guarantor’s obligations to guarantee the indebtedness under the senior secured credit facility and any other indebtedness that will be secured on a first-priority basis by the same assets of the Guarantor that secure the guarantees;

•                  will be effectively junior to any first-priority security interests to the extent of the value of the assets of the Guarantor subject to those first-priority security interests;

•                  will be pari passu in right of payment with all other unsecured senior indebtedness of the Guarantor, including its guarantee of the indebtedness under the senior secured credit facility; and

•                  will be senior in right of payment to any future subordinated indebtedness of the Guarantor, if any.

On or after May 15, 2015, the Company may on one or more occasions redeem all or a part of the Notes at the redemption prices set forth below, plus accrued and unpaid interest and special interest, if any,  on the Notes redeemed during the twelve-month period beginning on May 15th of the years indicated below:

Date	Percentage
2015	104.063%
2016	102.031%
2017 and thereafter	100.000%

At any time prior to May 15, 2015, the Company may at its option redeem the Notes, upon not less than 30 nor more than 60 days’ notice, at a “make-whole” redemption price to be determined as described in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption.  Before May 15, 2015, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Notes, upon not less than 30 nor more than 60 days’ prior notice, using net proceeds of certain equity offerings, at a price equal to 108.125% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption.

If the Company experiences certain specific kinds of changes in control described in the Indenture, the Company must offer to purchase the Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest and special interest, if any.  Under some circumstances as described in the Indenture, the Company may be required to use proceeds of asset sales to offer to purchase the Notes with the net proceeds of the sale at 100% of the principal amount of the Notes, plus accrued and unpaid interest and special interest, if any.

The Indenture contains certain covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to: (i) incur additional debt or issue certain preferred stock; (ii) make certain investments or pay dividends or distributions on the Company’s capital stock, purchase or redeem or retire capital stock or make other restricted payments; (iii) sell assets, including capital stock of the Company’s restricted subsidiaries; (iv) restrict dividends or other payments by restricted subsidiaries; (v) create liens; (vi) create unrestricted subsidiaries; (vii) enter into transactions with affiliates; and (viii) merge or consolidate with another company.

As of the date of the Indenture, all of the Company’s subsidiaries will be restricted subsidiaries. The restrictive covenants set forth in the Indenture are subject to important exceptions and qualifications.

The Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the Indenture, breach of provisions in the security documents, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments, certain events of bankruptcy, insolvency and reorganization and the invalidity or unenforceability of any guarantee of the Notes or any security document.   If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately, except that an event of default by reason of bankruptcy, insolvency or reorganization will accelerate the maturity of the Notes without further action or notice, and cause all indebtedness thereunder to be immediately due and owing.

In connection with granting security interests in favor of the Notes indebtedness, the Company and the Guarantors entered into various agreements and instruments related to such security interests, including a security agreement and the Intercreditor Agreement described above.

Registration Rights Agreement

In addition, on May 13, 2013, the Company entered into a Registration Rights Agreement with the Guarantors and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives of the Initial Purchasers. A copy of the Registration Rights Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Registration Rights Agreement, the Company will use its commercially reasonable efforts to register the offer and sale of exchange notes having substantially identical terms as the Notes under the Securities Act as part of an offer to exchange freely tradable exchange notes for the Notes. The Company will file a registration statement for the exchange offer with the Securities and Exchange Commission (the “SEC”) and will use its commercially reasonable efforts to cause that registration statement to be declared effective by the SEC not later than 365 days after the issue date of the Notes. In certain instances, the Company may be required to file a shelf registration statement relating to resales of the Notes. The Company will pay liquidated damages in the form of additional interest (or, “special interest”) on the Notes upon the occurrence of any of the following registration defaults: (a) any registration statement required by the Registration Rights Agreement is not declared effective by the SEC on or prior to the date specified for such effectiveness (the “Effectiveness Target Date”); (b) notwithstanding that the Company has consummated or will consummate an exchange offer, the Company is required to file a shelf registration statement and such shelf registration statement is not declared effective or does not automatically become effective within the time periods specified in the registration rights agreement; (c) the Company and the guarantors fail to consummate the exchange offer within 30 business days of the Effectiveness Target Date with respect to the exchange offer registration statement; or (d) the shelf registration statement or the exchange offer registration statement is declared effective but thereafter ceases to be effective or usable (subject to customary exceptions) during the periods specified in the registration rights agreement.

If a registration default described above occurs, the annual interest rate on the Notes will increase initially by 0.25% for the first 90-day period immediately following the occurrence of such registration default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90 day period until all registration defaults have been cured, up to a maximum additional interest rate of 1.0% per year. If the Company corrects all registration defaults, the accrual of such additional interest will cease. Any such additional interest will be paid to holders in cash on the same dates that the Company makes other interest payments on the Notes.

The descriptions and provisions of the Purchase Agreement, the Intercreditor Agreement, the Indenture and the Registration Rights Agreement set forth above are summaries only, are not necessarily complete, and are qualified in their entirety by reference to the full and complete terms thereof contained in the Purchase Agreement, the Intercreditor Agreement, the Indenture and the Registration Rights Agreement.

The Notes have not been registered under the Securities Act, any other federal securities laws or the securities laws of any jurisdiction, and until so registered, the Notes may not be offered or sold in the United States to, or for the account or benefit of, any United States person except pursuant to an exemption from the registration requirements of the Securities Act and other applicable securities laws.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information under Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

On May 8, 2013, the Company issued a press release announcing the pricing of $175 million in aggregate principal amount of the Notes.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 8.01 and Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
4.1

Indenture, dated May 13, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein, Wilmington Trust, National Association, as trustee, and U.S. Bank National Association, as collateral agent.

4.2

Registration Rights Agreement, dated May 13, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein.

10.1

Purchase Agreement, dated May 8, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein.

10.2

Second Lien Intercreditor Agreement by and among China Merchants Bank Co., Ltd., New York Branch, as administrative agent, first lien representative for the first lien secured parties and collateral agent for the first lien secured parties, Wilmington Trust Company, National Association, as trustee and second lien representative for the second lien secured parties, and U.S. Bank National Association, as collateral agent for the second lien secured parties, and acknowledged and agreed to by ION Geophysical Corporation and the other grantors named therein.

99.1	Press release dated May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2013	ION GEOPHYSICAL CORPORATION

		By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture, dated May 13, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein, Wilmington Trust, National Association, as trustee, and U.S. Bank National Association, as collateral agent.

4.2

Registration Rights Agreement, dated May 13, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein.

10.1

Purchase Agreement, dated May 8, 2013, among ION Geophysical Corporation, the subsidiary guarantors named therein and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein.

10.2

Second Lien Intercreditor Agreement by and among China Merchants Bank Co., Ltd., New York Branch, as administrative agent, first lien representative for the first lien secured parties and collateral agent for the first lien secured parties, Wilmington Trust Company, National Association, as trustee and second lien representative for the second lien secured parties, and U.S. Bank National Association, as collateral agent for the second lien secured parties, and acknowledged and agreed to by ION Geophysical Corporation and the other grantors named therein.

99.1	Press release dated May 8, 2013.